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                                                                  EXHIBIT 10.13



                           NETSHOW LICENSE AGREEMENT

This NetShow License Agreement (the "Agreement") is entered into and effective as of August 5, 1997 (the "Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and AUDIONET, INC., a Delaware corporation located at 2914 Taylor Street, Dallas, TX 75226 ("AudioNet").

                                    RECITALS

Microsoft is the owner and/or authorized licensor of a line of Internet streaming audio and video client and server technology known as NetShow.

Under this Agreement, Microsoft wishes to grant, and AudioNet wishes to receive, a license [*]

The parties hereby agree as follows:

                                   AGREEMENT

1.       DEFINITIONS

1.1      "AudioNet Services Support" means [*]

1.2      "AudioNet Services" means [*]

1.3 "Beta Quality" means software which passes system testing, contains substantially all of the intended core features, is ready for production testing and contains a limited number of significant errors.

1.4 "Confidential Information" means: (i) any source code of Microsoft Software; and (ii) the terms and conditions of this Agreement. "Confidential Information" shall not include information that: (a) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (b) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (c) is independently developed or learned by the receiving party; (d) is lawfully obtained from a third party that has, to the knowledge of the receiving party, the right to make such disclosure; or (e) is made generally available by the disclosing party without restriction on disclosure.

1.5      "Microsoft Software" means NetShow, [*]

1.6      "NetShow" means [*]

1.7      [*]


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1.8      "Production Quality" means software which has either no significant errors or only significant errors which are documented and mutually agreed to be rare or remote in likelihood of occurrence, and which has passed mutual, reasonable acceptance criteria during beta testing in a production environment.

1.9      "Term" [*]

1.10 "Third Party Contractor" means a third party company or other entity under written agreement with AudioNet to perform AudioNet Services Support, where such written agreement is consistent with the terms and conditions of this Agreement including, but not limited to, Sections 3 and 6.

1.11 "Updates" means, as to any Microsoft Software, all subsequent public releases (including maintenance releases) thereof by Microsoft during the Term, including public releases of error corrections, upgrades, enhancements, additions, improvements, extensions, modifications and successor versions, for which Microsoft has the right to license to AudioNet.

1.12     [*]

2.       DELIVERY

2.1 NetShow. Microsoft shall deliver to AudioNet, on such media as AudioNet reasonably requests, a copy of [*] within five (5) days after the Effective Date. Updates of NetShow which are separate release versions shall be delivered to AudioNet as follows:


         BETA QUALITY                [*]
         ---------------------------------------------------------------
         PRODUCTION QUALITY          [*]

2.2      [*]

2.3      [*]

3.       OBJECT CODE LICENSE GRANTS

3.1      License Grant - NetShow [*]. Microsoft hereby grants to
         AudioNet a [*]
         license to use [*]


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         [*]

3.2      License Grant - [*]. Microsoft hereby grants to AudioNet a
         [*]

3.3 Ownership. Except as expressly licensed to AudioNet in Sections 3.1 and 3.2, Microsoft retains all right, title and interest in and to the Microsoft Software.

3.4 No Distribution/Other Rights. AudioNet agrees that this Agreement does not grant to it any distribution or resale rights to the Microsoft Software, in any form (except solely with respect to the rent and/or reuse of connections or streams or the sublicense rights to Third Party Contractors, as provided in Sections 3.1 and 3.2, respectively). Except as expressly granted in this Agreement, AudioNet shall have no other rights in the Microsoft Software. Under no circumstances will the license grant set forth in Sections 3.1 and 3.2 be construed as granting, by implication, estoppel or otherwise, a license to any Microsoft technology other than the Microsoft Software.

4.       NONEXCLUSIVE

Nothing in this Agreement will be construed as restricting Microsoft's ability to license, develop, sublicense, manufacture, deploy or distribute Microsoft Software or any other technology, for itself or for or to any third party.

5.       CONSIDERATION

As partial consideration for the licenses under this Agreement, AudioNet shall, [*], pay Microsoft the license fee set forth in Exhibit B.

6.       CONFIDENTIALITY

6.1 The confidentiality provisions of this Agreement shall only apply to disclosures regarding the terms, conditions and existence of this Agreement. All other disclosures of Confidential Information shall be pursuant a separate, confidentiality agreement between the parties executed as of the Effective Date. Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Each party will use its best efforts not to disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights is granted in any Confidential Information.

6.2 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's


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         Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.

6.3 Microsoft hereby consents to the following limited disclosures of Microsoft Confidential Information: (i) AudioNet may disclose the existence of this Agreement; (ii) AudioNet may disclose the terms of this Agreement to third party customers, suppliers and current and prospective investors solely as provided in Exhibit C; and (iii) AudioNet may disclose this Agreement as required by applicable law, rule or regulation, including without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended
         (the "Exchange Act"), and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder; provided that, AudioNet shall (a) give written notice to Microsoft prior to such disclosure and shall comply with any protective order or equivalent that Microsoft obtains and (b) cooperate with Microsoft in structuring a SEC Rule 406 request for confidential treatment with respect to as many of the terms of this Agreement as may reasonably be achieved.

7.       WARRANTIES

7.1 Microsoft warrants and represents that the Microsoft Software, to the best of its knowledge, does not infringe any third party copyright, patent or trade secret.

7.2 AudioNet warrants and represents that the AudioNet Services, to the best of its knowledge, shall not infringe any third party copyright, patent or trade secret.

8.       DISCLAIMER OF FURTHER WARRANTIES

EXCEPT AS EXPRESSLY WARRANTED IN SECTION 7.1, THE MICROSOFT SOFTWARE IS PROVIDED TO AUDIONET "AS IS" WITHOUT FURTHER WARRANTY OF ANY KIND. MICROSOFT DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT.

EXCEPT AS EXPRESSLY WARRANTED IN SECTION 7.2, THE AUDIONET SERVICES ARE PROVIDED "AS IS" WITHOUT FURTHER WARRANTY OF ANY KIND. AUDIONET DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT.

9.       INDEMNITY

9.1      By Microsoft.

         (a) Microsoft shall, at its expense and AudioNet's request, defend any claim or action brought against AudioNet, or any of AudioNet's subsidiaries, affiliates, directors, officers, employees,



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                 agents and independent contractors, to the extent such claim or action is based upon a claim (i) that the Microsoft Software infringes or violates any patent, copyright, trademark, trade secret or other proprietary right of a third party or (ii) that Microsoft does not have the rights to grant AudioNet the rights granted in Section 3 ("Microsoft Claims"), and Microsoft will indemnify and hold AudioNet harmless from and against any costs, damages and fees reasonably incurred by AudioNet, including but not limited to fees of attorneys and other professionals, as a result of such Microsoft Claims. AudioNet shall: (i) provide Microsoft reasonably prompt notice in writing of any such Microsoft Claims and permit Microsoft, through counsel mutually acceptable to AudioNet and Microsoft, to answer and defend such Microsoft Claims; and (ii) provide Microsoft information, assistance and authority, at Microsoft's expense, to help Microsoft to defend such Microsoft Claims. Microsoft will be responsible for any settlement made by AudioNet only if Microsoft's written permission has been obtained, which permission will not be unreasonably withheld.

         (b)     Microsoft may not settle any Microsoft Claim under this
                 Section 9.1 on AudioNet's behalf without first obtaining AudioNet's written permission, which permission will not be unreasonably withheld. In the event AudioNet and Microsoft agree to settle a Microsoft Claim, Microsoft agrees not to publicize the settlement without first obtaining AudioNet's written permission, which permission will not be unreasonably withheld.

         (c) The obligations of this Section 9.1 shall be AudioNet's exclusive remedy for any breach of Microsoft's warranties under Section 7.

         (d) Notwithstanding anything to the contrary in this Section 9.1, Microsoft shall have no obligation to indemnify and hold AudioNet harmless with respect to any breach of contract claim made against AudioNet under a contract between AudioNet and any third party.

9.2      By AudioNet.

         (a)     [*]

         (b)     AudioNet may not settle any AudioNet Claim under this Section
                 9.2 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld. In the event Microsoft and AudioNet agree to settle an AudioNet Claim, AudioNet agrees not to publicize the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld.

         (c) The obligations of this Section 9.2 shall be Microsoft's exclusive remedy for any breach of AudioNet's warranties under
                 Section 7.2.



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10.      TERMINATION

10.1 Term. Unless earlier terminated in accordance with Section 10.2, this Agreement shall commence upon the Effective Date and continue in full force and effect through the Term.

10.2 Termination By Either Party For Cause. Either party may suspend performance and/or terminate this Agreement immediately upon written notice at any time if:

         (a) The other party is in material breach of any material warranty, term, condition or covenant of this Agreement, other than those contained in Section 6, and fails to cure that breach within sixty (60) days after written notice thereof; or

         (b) The other party is in material breach of Section 6 and fails to cure that breach within five (5) business days after written notice thereof.

10.3     Effect of Termination.

         (a) Neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

         (b) Should the Term of this Agreement expire or should this Agreement be terminated by AudioNet for Microsoft's material breach AudioNet's license grant under Section 3 shall survive in perpetuity but only with respect to the then current version of Microsoft Software in AudioNet's possession as of the effective date of termination.

         (c) Should this Agreement be terminated due to AudioNet's material breach (other than a material breach of Sections 3 and 6), AudioNet's license grants under Section 3 shall survive in perpetuity, but only with respect to the versions of the Microsoft Software in AudioNet's possession as of the effective date of termination.

         (d) Should this Agreement be terminated due to AudioNet's material breach of Sections 3 or 6), AudioNet's license grants under
                 Section 3 shall not survive termination. Nothing in this
                 Section 11.3 shall limit Microsoft's ability to enforce its rights and AudioNet's obligations under Sections 3 or 6 by equitable relief such as injunction or specific performance.

10.4 Survival. In the event of termination or expiration of this Agreement for any reason, Sections 4, 6, 8, 9, 11 and 12 shall survive termination.

11.      LIMITATION OF LIABILITIES

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE MICROSOFT SOFTWARE OR EITHER PARTY'S CONFIDENTIAL INFORMATION, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THIS SECTION SHALL NOT APPLY TO SECTIONS 6 AND 9.



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12.      GENERAL PROVISIONS

12.1 Notices. All notices and requests in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

         TO AUDIONET:                         TO MICROSOFT:

         AudioNet, Inc.                       Microsoft Corporation
         2914 Taylor Street                   One Microsoft Way
         Dallas, TX 75226                     Redmond, WA 98052-6399
         Attention: Todd R. Wagner, CEO       Attention:
         Twagner@audionet.com
         Phone:  (214) 748-6656               Phone:   (425) 882-8080
         Fax:    (214) 748-6657               Fax:     (425) 936-7329
         Copy to:                             Copy to:
         Sean P. Griffiths                    Microsoft Corporation
         Gibson Dunn & Crutcher               One Microsoft Way
         200 Park Avenue                      Redmond, WA 98052-6399
         New York, NY 10012                   Attention: Law & Corporate Affairs
         sgriffiths@gdclaw.com
         Phone:  (212) 351-3872               Phone:   (425) 882-8080
         Fax:    (212) 351-4035               Fax:     (425) 936-7409

         or to such other address as a party may designate pursuant to this notice provision.

12.2 Independent Parties. Nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, or a joint venture between the parties.

12.3 Governing Law. This Agreement shall be governed by the laws of the State of Washington.

12.4 Attorneys' Fees. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

12.5 Assignment. This Agreement shall be binding upon and inure to the benefit of each party's respective successors and lawful assigns; provided, however, that AudioNet may not assign its rights under this Agreement, in whole or in part, to any third party without the prior written approval of Microsoft. For purposes of this Agreement, a merger, consolidation, or other corporate reorganization in which AudioNet is not the surviving entity, the sale of all or substantially all of AudioNet's assets or the sale in a single transaction or a series of related transactions of more than 50% of the securities of AudioNet entitled to vote in the election of directors to a person or "group" (as such term is defined in the Exchange Act) other than any such group that may exist or be deemed to exist as of the date hereof, shall be deemed to be an assignment of this Agreement.

12.6 Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.



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12.7     Entire Agreement. This Agreement does not constitute an offer by
         Microsoft and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect, to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of AudioNet and Microsoft by their respective duly authorized representatives.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

MICROSOFT CORPORATION                           AUDIONET, INC.

/s/ JIM DURKIN                                  /s/ MARK CUBAN
-----------------------------                   -----------------------------
By (Sign)                                       By (Sign)

Jim Durkin                                      Mark Cuban
-----------------------------                   -----------------------------
Name (Print)                                    Name (Print)

Product Unit Manager                            President
-----------------------------                   -----------------------------
Title                                           Title

8/5/97                                          August 5, 1997
-----------------------------                   -----------------------------
Date                                            Date



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                                   EXHIBIT A

                       DESCRIPTION OF MICROSOFT SOFTWARE

[*]


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                                   EXHIBIT B

                                 CONSIDERATION

[*]





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                                   EXHIBIT C

                         LIMITED THIRD PARTY DISCLOSURE

AudioNet may disclose the following in communications to its third party customers, suppliers and current and prospective investors:

To be mutually agreed upon by the parties within five (5) days of the Effective Date.




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